Exhibit 99.1

Power Solutions International Announces the Appointment of Lance Arnett as its Chief Executive Officer

John P. Miller To Retire From the Company

WOOD DALE, Ill., February 16, 2021 — Power Solutions International, Inc. (“PSI” or “the Company”) (OTC Pink: PSIX), a leader in the design, engineering and manufacture of emission-certified engines and power systems, announced that effective February 15, 2021, it has appointed current chief commercial officer Lance Arnett as its chief executive officer to succeed John P. Miller, who will be retiring from the Company following a 90-day transition period.

Shaojun Sun, chairman of the board, commented, “We are grateful for John’s contributions during a period of transformation and wish him well in his retirement. During John’s tenure at PSI, we had numerous achievements including substantial growth in the business through 2019, the successful completion of the financial restatement, the introduction of numerous engines to the Company’s product portfolio, and the buildout of the management team, among several others.”

“With the progress that we’ve made over the last several years, the board and I believe that Lance is the ideal person to build on our accomplishments. He is a seasoned business development and operational professional, who will serve us well as we continue to build out our product portfolio, expand our business and seek long-term growth.”

Lance Arnett commented, “I am excited and honored to take on the role of CEO at PSI. Working as chief commercial officer over the past year has afforded me a deep knowledge of our customer relationships, market opportunities and our advanced products and solutions.”

Arnett added, “I am optimistic about our business prospects, given our strong partnership with Weichai, as we continue to bring new engines to market and explore opportunities to expand beyond our industry leading natural gas, propane, wellhead gas, and gasoline engine solutions to include new energy products such as energy storage, fuel cell, and electrification solutions to address the complex, multifaceted needs of our customer base.”

Mr. Arnett, who has more than 25 years of sales, business development and operational experience, has served as PSI’s chief commercial officer since November 18, 2019. Prior to joining the Company, from January 2009 to November 2019, he worked at Cummins Inc., a NYSE-listed global company that designs, manufactures, distributes and services a broad portfolio of power solutions. During his tenure, he served in various capacities for Cummins Central Region in Minnesota, most recently serving as director and chief of staff of their North American OEM Performance Cell. In this capacity, he oversaw direct strategy for their North American business including sales, engineering, assembly and upfit, pricing, marketing, and customer support. His previous roles at Cummins Central Region include serving as interim president, vice president of OEM business, vice president of OEM and customer care and executive director of operational effectiveness. Prior thereto, from 2006 to 2009, he worked as business development manager for PreVisor, Inc. and, from 2001 to 2006, he served as director, franchise sales and development at Mighty Distributing System of America (Mighty Auto Parts). Earlier in his career, he served in management and sales roles within the staffing industry. Mr. Arnett has a Bachelor’s degree in Economics from The Ohio State University and a Master’s in Business Administration from the University of St. Thomas.

About Power Solutions International, Inc.

Power Solutions International, Inc. (PSI) is a leader in the design, engineering and manufacture of a broad range of advanced, emission-certified engines and power systems. PSI provides integrated turnkey solutions to leading global original equipment manufacturers and end-user customers within the energy, industrial and transportation end markets. The Company’s unique in-house design, prototyping, engineering and testing capacities allow PSI to customize clean, high-performance engines using a fuel agnostic strategy to run on a wide variety of fuels, including natural gas, propane, gasoline, diesel and biofuels.

PSI develops and delivers complete power systems that are used worldwide in stationary and mobile power generation applications supporting standby, prime, demand response, microgrid, and co-generation power (CHP) applications; and industrial applications that include forklifts, agricultural and turf, arbor care, industrial sweepers, aerial lifts, irrigation pumps, ground support, and construction equipment. In addition, PSI develops and delivers powertrains purpose-built for medium-duty trucks and buses including school and transit buses, work trucks, terminal tractors, and various other vocational vehicles. For more information on PSI, visit www.psiengines.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.

The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and USAO; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC and the criminal division of the United States Attorney’s Office for the Northern District of Illinois (the “USAO”), which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; remedial recommendations; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; any delays and challenges in recruiting key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s subsequent filings with the SEC.

The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Power Solutions International, Inc.

Philip Kranz

Director of Investor Relations

+1 (630) 451-5402

Philip.Kranz@psiengines.com